SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          April 30, 1997

                 (Date of earliest event reported)


                 Fidelity Financial of Ohio, Inc.

      (Exact name of registrant as specified in its charter)


Ohio                          0-27868                   31-1455721

(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                (Identification No.)


4555 Montgomery Road, Cincinnati, Ohio                      45212

(Address of principal executive offices)               (Zip Code)


                          (513) 351-6666

       (Registrant's telephone number, including area code)


                          Not Applicable

Former name, former address and former fiscal year, if changed since last report)



                 Exhibit Index appears on page 4.

ITEM 5. OTHER EVENTS

        On April 30, 1997, Fidelity Financial of Ohio, Inc. (the "Company") announced that it intends to initiate purchases in the open-market to fund the Company's Management Recognition Plan and Trust (the "Recognition Plan"). The Company intends to initially purchase from time to time up to 20,000 shares of the common stock of the Company. In addition, the Company reserves the right to purchase an additional 71,124 shares of common stock to fully fund the Recognition Plan. The Company's stockholders approved the Recognition Plan at the Annual Meeting of Stockholders on April 29, 1997.

        The press release is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        The following exhibit is filed with this report.

            Exhibit Number                    Description
                  20               Press Release, issued on April 30, 1997
                                   with respect to the intention to fund the
                                   Recognition Plan

                            SIGNATURES


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FIDELITY FINANCIAL OF OHIO, INC.


Date:  May 2, 1997           By:  /S/ John R. Reusing
                                  -------------------
                                  John R. Reusing
                                  President and Chief Executive Officer

                           EXHIBIT INDEX

                                                     0
        Exhibit Number                           Description
              20              Press Release issued on April 30, 1997 with
                              respect to the intention to fund the
                              Recognition Plan

                                  4